SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                         ________________________

                                 FORM 8-K



                              CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported): October 22, 1997

                          3D SYSTEMS CORPORATION
            (Exact Name of Registrant as Specified in Charter)



          Delaware                 0-22250             95-4431352
(State of Other Jurisdiction       (Commission         (IRS Employer
     of Incorporation)             File Number)      Identification No.)




                             26081 Avenue Hall
                        Valencia, California 91355
                 (Address of Principal Executive Offices)



                              (805) 295-5600
                      (Registrant's Telephone Number)

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ITEM 5.   OTHER EVENTS

     Reference is made to the press release of Registrant, issued on October 22, 1997, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.

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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 24, 1997                   3D SYSTEMS CORPORATION


                                   By    /s/ Edward C. Ferrier
                                      -------------------------------
                                      Edward C. Ferrier Controller and
                                      Acting Chief Financial Officer

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                               EXHIBIT INDEX

Exhibits                                                        PAGE NUMBER

99.1      Press Release dated October 22, 1997.                       5


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